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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT



                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



      DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) - SEPTEMBER 30, 2003



                                  CAPRIUS, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


          DELAWARE                    0-11914                  22-2457487
(STATE OR OTHER JURISDICTION        (COMMISSION             (I.R.S. EMPLOYER
      OF INCORPORATION)             FILE NUMBER)             IDENTIFICATION NO.)



                  ONE PARKER PLAZA, FORT LEE, NEW JERSEY 07024
               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)



       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE - (201) 592-8838


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ITEM 2.   ACQUISITION OR DISPOSITION OF ASSETS

               On October 9, 2003, Caprius, Inc., a Delaware corporation ("Registrant"), completed the closing of the sale of Strax Institute, Inc. (the "Strax Business"), its comprehensive breast imaging business, to Eastern Medical Technologies, Inc., a Delaware corporation ("EMT"), pursuant to a Stock Purchase Agreement dated September 30, 2003 (the "Purchase Agreement") among Registrant, EMT and the other parties thereto. The sale was effective as of September 30, 2003. The purchase price was $400,000, subject to adjustment based upon the amount of the accounts payable and accounts receivable as of the date of closing. 50% of the purchase price, which had been held in escrow, was paid on closing and the balance is payable in installments commencing January 1, 2004 and ending
          December 31, 2004, evidenced by a note secured by the accounts receivables of Strax Institute, Inc. In addition, Registrant is required to provided certain specified transitional services for up to 180 days pursuant to a Management Services Agreement. For further information regarding the transaction, see the Stock Purchase Agreement, the Non-negotiable Promissory Note and the Management Services Agreement which are filed as exhibits to this report and are incorporated herein by reference.

               The Strax Business was a multi-modality breast care center performing approximately 20,000 procedures annually comprising of x-ray mammography, ultrasound, stereotactic biopsy and bone densitometry.

               In addition, included as part of the Stock Purchase Agreement, Registrant and two of its executive officers are restricted for a period of five years from competing in the mammography and bone densitometry business in the States of Florida and New Jersey.

               As part of the Strax transaction, the Registrant and George Aaron settled and terminated the pending BDC Corp. litigation, as disclosed in Registrant's Form 10-QSB for the quarterly period ended June 30, 2003 (refer to Part II, Item 1 for full explanation). The purchaser of Strax is an entity controlled by the same person who is a principal in BDC. The amounts payable in settlement of this litigation are to be offset against the purchase price under the Purchase Agreement. For further information see the Settlement Letter which is filed as an exhibit to the report and is incorporated herein by reference.

Item 7. Financial Statements and Exhibits

The following financial statements and exhibits are filed herewith:

a.   Financial Statements of business acquired (not applicable).

b.   Pro forma financial information for the Registrant.

     The following unaudited pro forma condensed consolidated financial statements are filed with this report:

     Pro forma Condensed Consolidated Balance Sheet
     at June 30, 2003                     F-1

     Pro forma Condensed Consolidated Statements of Operations.

     Year Ended September 30, 2002        F-2
     Nine Months Ended June 30, 2003      F-3


          The pro forma condensed consolidated balance sheet of Registrant as of June 30, 2003 reflects the financial position of Registrant after giving effect to the disposition of the assets and assumption of the liabilities discussed in Item 2 and assumes the disposition took place on June 30, 2003. The pro forma condensed consolidated statements of operations for the fiscal year ended September 30, 2002, and the nine months ended June 30, 2003, assume that the disposition occurred on September 30, 2001, and are based on the operations of Registrant for the year ended September 30, 2002 and the nine months ended June 30, 2003.

          The unaudited pro forma condensed consolidated financial statements have been prepared by Registrant based upon assumptions deemed proper by it. The unaudited pro forma condensed consolidated financial statements are not necessarily indicative of the future financial position or results of operations or actual results that would have occurred had the transaction been in effect as of the dates presented.

          The unaudited pro forma condensed consolidated financial statements should be read in conjunction with Registrant's historical financial statements and related notes.

c.   Exhibits

     10.1 Stock Purchase Agreement, among Registrant, Strax Institute Inc. and Eastern Medical Technologies, Inc. ("EMT"), dated as of September 30, 2003.

     10.2 Non-negotiable Promissory Note of EMT to Registrant, dated September 30, 2003.

     10.3 Security Agreement among EMT, Strax Institute, Inc., and Registrant, dated as of September 30, 2003.

     10.4 Management Services Agreement between Registrant and Strax Institute Inc., dated as of September 30, 2003.

     10.5 Settlement Letter among BDC Corp. d/b/a BDC Consulting Corp., Registrant and George Aaron, dated as of September 30, 2003.

     99.1 Press Release, dated October 9, 2003.

                                    SIGNATURE



     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                          CAPRIUS, INC.



                                          By:     /s/ George Aaron
                                                  -----------------
                                          Name:   George Aaron
                                          Title:  President



Dated:  October  15, 2003

At June 30, 2003
                         PRO FORMA FINANCIAL INFORMATION
                         CAPRIUS, INC. AND SUBSIDIARIES
                 PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEETS
                                AT JUNE 30, 2003
                                   (UNAUDITED)

                                                                              Pro Forma Adjustments
                                                     Historical          Strax (a)            Other               Pro Forma
                                                   ----------------   ----------------   -----------------     -----------------
ASSETS

CURRENT ASSETS:

     Cash and cash equivalents (including $303,660
     of restricted funds held in escrow at
     June 30, 2003)                                    $ 1,660,502           $ 32,894           $ 137,486  (b)      $ 1,765,094
     Accounts receivable, net of reserve for
     bad debts of $19,000 at June 30, 2003                 397,624            228,335              70,000  (c)          239,289
     Inventories                                           532,300                  -                   -               532,300
     Note receivable short term                                  -                  -             113,986  (d)          113,986
     Other current assets                                  122,745             19,612                   -               103,133
                                                   ----------------   ----------------   -----------------     -----------------
        Total current assets                             2,713,171            280,841             321,472             2,753,802
                                                   ----------------   ----------------   -----------------     -----------------

PROPERTY AND EQUIPMENT:
     Medical equipment                                     314,318            314,318                   -                     -
     Office furniture and equipment                        517,641            196,594                   -               321,047
     Leasehold improvements                                 18,373                950                   -                17,423
                                                   ----------------   ----------------   -----------------     -----------------
                                                           850,332            511,862                   -               338,470
     Less:  accumulated depreciation                       634,598            480,761                                   153,837
                                                   ----------------   ----------------   -----------------     -----------------
        Net property and equipment                         215,734             31,101                   -               184,633
                                                   ----------------   ----------------   -----------------     -----------------

OTHER ASSETS:
     Note receivable long term                                   -                  -              41,500  (d)           41,500
     Deferred financing costs                               18,340                  -                   -                18,340
     Goodwill, net of accumulated amortization             737,010                  -                   -               737,010
     Other intangibles, net of accumulated
     amortization                                          960,000                  -                   -               960,000
     Other                                                 322,794                  -                   -               322,794
                                                   ----------------   ----------------   -----------------     -----------------
        Total other assets                               2,038,144                  -              41,500             2,079,644
                                                                                                                              -
                                                   ----------------   ----------------   -----------------     -----------------
TOTAL ASSETS                                           $ 4,967,049          $ 311,942           $ 362,972           $ 5,018,079
                                                   ================   ================   =================     =================

LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES:
     Accounts payable                                  $ 1,258,335           $ 62,522                 $ -           $ 1,195,813
     Accrued expenses                                      696,988                  -              50,000  (e)          746,988
     Accrued compensation                                  201,947             57,608                   -               144,339
     Current maturities of long-term debt
     and capital lease obligations                          15,156             15,156                   -                     -
                                                   ----------------   ----------------   -----------------     -----------------
        Total current liabilities                        2,172,426            135,286              50,000             2,087,140

LONG-TERM DEBT AND CAPITAL LEASE OBLIGATIONS,
net of current maturities                                   19,269             19,269                   -                     -

                                                   ----------------   ----------------   -----------------     -----------------

TOTAL LIABILITIES                                        2,191,695            154,555              50,000             2,087,140
                                                   ----------------   ----------------   -----------------     -----------------

MINORITY INTEREST IN MCM                                   116,435                  -                   -               116,435
                                                   ----------------   ----------------   -----------------     -----------------

COMMITMENTS AND CONTINGENCIES                                    -                  -                   -                     -

STOCKHOLDERS' EQUITY:
     Preferred stock, $.01 par value
        Authorized - 1,000,000 shares
        Issued and outstanding - Series A, none;
        Series B, convertible, 27,000 shares
        at June 30, 2003
        Liquidation preference $2,700,000                2,700,000                  -                   -             2,700,000
     Common stock, $.01 par value
        Authorized - 50,000,000 shares
        Issued - 20,419,062 shares at June 30, 2003        204,191                  -                   -               204,191
     Additional paid-in capital                         67,579,258                  -                   -            67,579,258
     Accumulated deficit                               (67,822,280)           157,387             312,972  (b) (c)  (67,666,695)
     Treasury stock (22,500 common shares,
     at cost)                                               (2,250)                 -                   -  (d) (e)       (2,250)
                                                   ----------------   ----------------   -----------------     -----------------
        Total stockholders' equity                       2,658,919            157,387             312,972             2,814,504
                                                   ----------------   ----------------   -----------------     -----------------
 TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY            $ 4,967,049          $ 311,942           $ 362,972           $ 5,018,079
                                                   ================   ================   =================     =================

     (a) To eliminate the assets and liabilities included in the balance sheet of the Company's Strax Institute business as of June 30, 2003.
     (b) To reflect the initial 50% exchange of cash for the net assets of the Strax Institute.
     (c) To reflect net receivables to be collected from the sale of the Strax Institute.
     (d) To reflect the remaining 50% exchange of cash for the net assets of the Strax Institute
     (e) To reflect transaction costs and liabilities incurred by the Company from the sale of the Strax Institute.

                        PRO FORMA FINANCIAL INFORMATION
                         CAPRIUS, INC. AND SUBSIDIARIES
            PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED SEPTEMBER 30, 2002
                                   (Unaudited)

                                                                             Pro Forma Adjustments
                                                      Historical          Strax (a)           Other            Pro Forma
                                                    ----------------    --------------    --------------    ----------------
REVENUES:
    Net patient service revenues                       $ 1,549,794       $ 1,549,794       $          -       $           -
                                                    ----------------    --------------    --------------    ----------------
         Total revenues                                   1,549,794         1,549,794                 -                   -
                                                    ----------------    --------------    --------------    ----------------

OPERATING EXPENSES:
     Cost of operations                                   1,169,491         1,169,491                 -                   -
     Selling, general and administrative                    498,030           498,030         1,576,985  (b)      1,576,985
     Goodwill impairment                                     67,356            67,356                 -                   -
     Provision for bad debt and collection costs             66,638            66,638                 -                   -
                                                    ----------------    --------------    --------------    ----------------
         Total operating expenses                         1,801,515         1,801,515         1,576,985           1,576,985
                                                    ----------------    --------------    --------------    ----------------

         Operating loss                                    (251,721)         (251,721)       (1,576,985)         (1,576,985)

Interest expense                                            (10,619)          (10,619)                -                   -
                                                    ----------------    --------------    --------------    ----------------

     Loss from continuing operations                    $  (262,340)     $   (262,340)     $ (1,576,985)      $  (1,576,985)
                                                    ================    ==============    ==============    ================

Net loss per basic and diluted common share:

     Continuing operations                              $     (0.02)     $          -      $          -       $       (0.09)
                                                    ================    ==============    ==============    ================

Weighted average number of common shares
      outstanding, basic and diluted                     17,171,140                 -                 -          17,171,140
                                                    ================    ==============    ==============    ================



     (a) To eliminate the operations of the Strax Institute for the entire period.
     (b) Reclassification of selling, general and administrative expenses previously reflected in discontinued operations.


                         PRO FORMA FINANCIAL INFORMATION
                         CAPRIUS, INC. AND SUBSIDIARIES
            PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                     FOR THE NINE MONTHS ENDED JUNE 30, 2003
                                   (Unaudited)

                                                                                     Pro Forma Adjustments
                                                            Historical         Strax (a)             Other           Pro Forma
                                                         ------------------ ----------------    ---------------- ------------------
REVENUES:
      Net patient service revenues                             $ 1,162,896      $ 1,162,896        $          -       $          -
      Product sales and rental revenues                            440,018                -                   -            440,018
      Consulting income                                             37,500                -                   -             37,500
                                                         ------------------ ----------------    ---------------- ------------------
          Total revenues                                         1,640,414        1,162,896                   -            477,518
                                                         ------------------ ----------------    ---------------- ------------------

OPERATING EXPENSES:
      Cost of patient service revenues                             643,200          643,200                   -                  -
      Cost of product sales and rental revenue                     381,645                -                   -            381,645
      Research and development                                     135,051                -                   -            135,051
      Selling, general and administrative                        3,856,429          559,941                   -          3,296,488
      Provision for bad debt and collection costs                   36,262           36,262                   -                  -
                                                         ------------------ ----------------    ---------------- ------------------
                                                         ------------------ ----------------    ---------------- ------------------
          Total operating expenses                               5,052,587        1,239,403                   -          3,813,184
                                                         ------------------ ----------------    ---------------- ------------------

          Operating loss                                        (3,412,173)         (76,507)                  -         (3,335,666)

Interest expense                                                    (7,353)          (5,439)                  -             (1,914)
                                                         ------------------ ----------------    ---------------- ------------------

      Loss from continuing operations                          $(3,419,526)     $   (81,946)       $          -       $ (3,337,580)
                                                         ================== ================    ================ ==================

Net loss per basic and diluted common share

      Continuing operations                                    $     (0.17)     $         -        $          -       $       (0.16)
                                                         ================== ================    ================ ==================

Weighted average number of common shares outstanding,
      basic and diluted                                         20,396,562                -                   -         20,396,562
                                                         ================== ================    ================ ==================


     (a) To eliminate the operations of the Strax Institute for the entire period.